FORM 8-K

                   SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549


                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15 (d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): September 28, 2001


                        Oregon Trail Financial Corp.
                        ----------------------------
           (Exact name of registrant as specified in its charter)

            Oregon                 0-22953                 91-1829481
---------------------------       ----------            ------------------
State or other jurisdiction       Commission            (I.R.S. Employer
 of incorporation                 File Number           Identification No.)

2055 First Street, Baker City, Oregon                          97814
----------------------------------------                    ----------
(Address of principal executive offices)                    (Zip Code)

    Registrant's telephone number (including area code):  (541) 523-6327

                               Not Applicable
                               --------------

        (Former name or former address, if changed since last report)

Item 5.  Other Events
---------------------

    The Registrant announced that it would distribute a letter to its shareholders along with a copy of a press release in connection with recent developments concerning Investor Shareholder Services Inc.'s recommendation for Management at the Registrant's annual meeting, and the Opinion and Order, dated September 26, 2001, issued by the U.S. District Court for the District of Oregon.

     For further information, reference is made to the Registrant's shareholder letter, press release dated September 28, 2001, and the Opinion and Order dated September 26, 2001, which are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

     Exhibit
     -------

       99.1    Letter to Shareholders

       99.2    Press Release dated September 28, 2001

       99.3    Opinion and Order

                                SIGNATURES
                                ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     OREGON TRAIL FINANCIAL CORP.


DATE: September 28, 2001             By:/s/Berniel L. Maughan
                                        ----------------------------------
                                        Berniel L. Maughan
                                        President and Chief Executive Officer

                                Exhibit 99.1

                           Letter to Shareholders

                        RECENT DEVELOPMENTS

Dear Shareholder:

     In the last few days before our shareholders' meeting, you should know these important new facts:

SHARE REPURCHASES TOTALED 33%

     The Company repurchased 331,900 shares of its outstanding common stock at an average price of $15.77 per share, in this recent repurchase program, which began on January 19, 2001 and was completed September 25, 2001. Since converting to a stock company, the Company has repurchased 1,566,841 shares, or 33%, of its shares of common stock initially outstanding.

INVESTOR SHAREHOLDER SERVICES, INC.'S RECOMMENDATION FOR MANAGEMENT

     The Stilwell Group has been critical of our financial performance. The quality of any company's financial performance raises complicated issues that require careful analysis. Hundreds of institutions and corporate clients rely on the research and advice of Investor Shareholder Services, Inc., an independent firm, for recommendations regarding contested elections like this one. We are pleased that ISS has recommended a vote FOR management's nominees, John Gentry and John Lienkaemper.

U.S. DISTRICT COURT ISSUES DETAILED OPINION REGARDING TRUTHFULNESS OF STILWELL'S PROXY MATERIAL

     In repeated mailings, the Stilwell Group has falsely accused our directors of improper or illegal conduct. Making materially false and misleading statements in proxy materials is a violation of federal law. Because we believe that the Stilwell Group's unfounded and offensive statements about our directors have been harmful to the Company, Oregon Trail filed a Complaint against the Stilwell Group in U.S. District Court. The trial on this matter may not be held until after the shareholders' annual meeting on October 12, 2001, but just this week Magistrate John Jelderks made a number of significant preliminary findings against the Stilwell Group. Please review the enclosed press release for more detail.

           EVEN IF YOU HAVE PREVIOUSLY SENT IN THE STILWELL GROUP'S PROXY CARD, YOU MAY STILL CHANGE YOUR VOTE BY SIGNING,
      DATING AND MAILING MANAGEMENT'S GREEN PROXY.  WE HOPE YOU
      WILL DO SO.

                              Very truly yours,

                              /s/Stephen R. Whittemore
                              Stephen R. Whittemore, Chairman

                              Exhibit 99.2

               Press Release dated September 28, 2001

                          OREGON TRAIL FINANCIAL CORP.

                             FOR IMMEDIATE RELEASE
                             ---------------------


                  U.S. DISTRICT COURT ISSUES OPINION AND ORDER

Baker City, OR, September 28, 2001 / Oregon Trail Financial Corp. (Nasdaq:OTFC), the holding company for Pioneer Bank, announced today that United States Magistrate John Jelderks has ruled on OTFC's motion for preliminary injunction against the Stilwell Group and its director-nominee, Kevin D. Padrick. OTFC had sued the Stilwell Group (including Padrick) for violation of federal securities laws forbidding false and misleading proxy materials. OTFC alleged that the Stilwell/Padrick proxy materials included a number of false and misleading statements and material omissions, the most serious involving incumbent directors Chuck Rouse and Ed Elms. Stilwell had previously filed unsuccessful lawsuits against both Mr. Rouse and Mr. Elms to try to remove them from the OTFC Board.

The trial on the merits might not take place before the October 12, 2001 annual shareholders' meeting. But in a detailed opinion on the preliminary injunction motion, Magistrate Jelderks stated in part, "[t]hroughout the proxy contest, Stilwell has made it clear he believes OTFC should be sold, and the sooner the better. OTFC's present management disagrees with Stilwell's plans for the company. It is not this court's province to decide which of these views is "correct" or to tell the shareholders how to vote their proxies in the upcoming election. What does concern this court is that the debate has gone beyond the merits of competing visions of the company's future, and descended into what, on this record, appear to be unfounded personal attacks on the integrity of the incumbent directors. It is also troubling that the state and federal courts have been used as a vehicle to mount some of these personal attacks." (Emphasis added.) Magistrate Jelderks also found that "[t]here is a strong probability that OTFC will be able to establish, at trial, that the allegations against Rouse (and the other Board members) were not well founded." (Emphasis added.)

Magistrate Jelderks continued,"Stilwell also filed suit against director Edward Elms, accusing him of committing a felony perjury and demanding that Elms be removed from office. *** [O]nce again, the allegations do not appear to have been well founded. I dismissed the Elms case for lack of jurisdiction, but I would almost certainly have found in favor of Elms had there been a trial on the merits."

And finally, "[a]t trial, there is a strong probability that OTFC could also show that this course of conduct by Stilwell was part of a calculated attack upon the integrity of the incumbent directors and management." (Emphasis added.)

" In summary," Magistrate Jelderks concluded, "there is a strong probability that, at trial, OTFC will succeed on its claim against Stilwell for violation(s) of Rule 14a-9 [the anti-fraud proxy regulation.]"

The defendants had filed a counterclaim asserting that OTFC's materials were materially false and misleading, and they filed their own motion for
preliminary injunction.  Magistrate Jelderks denied the motion, saying   "I
conclude that Stilwell is unlikely to prevail, at trial, upon his claim that OTFC has violated Rule 14a-9. Accordingly, I deny his motion for preliminary injunction."

The entire Opinion and Order was filed today with the SEC as additional soliciting material under Schedule 14A, and can be accessed via the Internet at www.freeedgar.com or by calling the Company.

CONTACT:  Berniel L. Maughan, President and CEO, Oregon Trail Financial Corp.,
(541) 523-6327.

                                 Exhibit 99.3

                               Opinion and Order

                     IN THE UNITED STATES DISTRICT COURT

                          FOR THE DISTRICT OF OREGON


OREGON TRAIL FINANCIAL CORP.,                    )
an Oregon corporation,                           )
                                                 )
               Plaintiff,                        )            CV 01-1346-JE
                                                 )
               v.                                )            OPINION AND
                                                 )            ORDER
                                                 )
STILWELL ASSOCIATES, L.P., a                     )
Delaware limited partnership; STILWELL           )
VALUE PARTNERS II, L.P., a Delaware              )
limited partnership; STILWELL VALUE              )
LLC, a Delaware limited liability company;       )
JOSEPH STILWELL, an individual; and              )
KEVIN D. PADRICK, an individual,                 )
                                                 )
               Defendants.                       )
                                                 )
-------------------------------------------------


     This action arises from a proxy contest between defendant Joseph Stilwell ("Stilwell")(1) and plaintiff Oregon Trail Financial Corporation ("OTFC"). This court has subject matter jurisdiction

----------

    (1) Aligned with Stilwell are three related entities, defendants Stilwell Associates, L.P., Stilwell Value Partners II, L.P., and Stilwell Value LLC. In this opinion, I refer to them collectively as Stilwell.

1 - OPINION AND ORDER
pursuant to 28 USC ss.1331. Pending before the court are the parties' cross-motions for a preliminary injunction.

                            BACKGROUND

    Two seats on the six member Board of Directors will be filled at the annual shareholder's meeting. Stilwell has urged OTFC's shareholders to reject the nominees proposed by management and, instead, to support his nominee, defendant Kevin Padrick. As the election draws near, the proxy contest has become increasingly antagonistic. Five lawsuits have been filed this year between the parties or their surrogates. In the present action, each side accuses the other of violating federal securities law by making false or misleading statements to OTFC's shareholders.

                         SUBSTANTIVE LAW

    The Securities and Exchange Act of 1934 prohibits the solicitation of proxies in a manner that violates rules established by the Securities and Exchange Commission ("SEC") for the protection of shareholders. 15 USC ss.78n(a).

    17 CFR ss. 240.14a-9 (commonly known as Rule 14a-9) states in relevant part that:

    (a) No solicitation subject to this regulation shall be made by means of any proxy statement . . . or other communication . . . containing any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading or necessary to correct any statement in any earlier communication with respect to the solicitation of a proxy for the same meeting or subject matter which has become false or misleading.

    The Rule gives some "examples of what, depending upon particular facts and circumstances, may be misleading within the meaning of this section," including:

    (b) Material which directly or indirectly impugns character, integrity or personal reputation, or directly or indirectly makes charges concerning improper, illegal or immoral conduct or associations, without factual foundation.

2 - OPINION AND ORDER

     A fact is "material" if there is a substantial likelihood that a reasonable shareholder would consider it important in deciding how to vote. TSC Industries, Inc. v. Northway, Inc., 426 US 438, 449 (1976). The standard is an objective one; it is not necessary to show that any votes were actually changed by the alleged misrepresentation or omission. See id. Although the Supreme Court has never expressly decided this question,(2) it seems clear that a misrepresentation need not be intentional; if the shareholders have been materially misled, equitable relief may be appropriate regardless of whether the misrepresentation was deliberate.

    In J.I. Case Co. v. Borak, 377 US 426 (1964), the Supreme Court held that there is a private right of action to enforce violations of Rule 14a-9,(3)and that the courts are empowered "to provide such remedies as are necessary to make effective the congressional purpose," including injunctive relief. Id. at 430-34. If a court finds that there has been a violation of Rule 14a-9, the court has very broad equitable powers to remedy the violation. Among other things, the court may declare certain statements to be false or misleading; order a party to make corrective disclosures; void any proxy procured with the aid of a false or misleading statement; delay the annual meeting to allow time for distribution of corrective disclosures, or for revoting, or to permit shareholders to revoke existing proxies if they wish; set aside the results of a tainted election, and order a new election; and award attorney fees and costs to the prevailing party.


----------------
   (2) See Virginia Bankshares, Inc v. Sandberg, 501 US 1083, 1090, n 5
                             (1991).

   (3) In recent years, the Supreme Court has limited private rights of action for some securities law violations, but has shown no inclination to overrule Borak.

3 - OPINION AND ORDER

See, e.g., Kaufman v. Cooper Companies, Inc., 719 F Supp 174, 185-86 (SDNY
1989)(voiding all proxies and rescheduling annual meeting to allow time to resolicitproxies); Edelman v. Salomon, 559 F Supp 1178 (D Del 1983) (postponing annual meeting and voiding tainted proxies).(4)

    The more difficult questions are (1) the extent to which the court should intervene in a proxy contest, and (2) the timing of that intervention. This is largely left to the considered discretion of the district court.

    One line of cases holds that a proxy contest is not like a political contest where anything goes. Rather, Congress has determined that shareholders are entitled to receive only truthful information, and the courts are to aggressively enforce that mandate. See, e.g., May, 229 F2d at 124. A second line of cases counsels restraint. The court should try to avoid placing its finger on the scale and tipping the election to one side or the other. See Kennecott Copper, 584 F2d at 1200. The court must be wary of telling shareholders that the views of one side or the other are correct, unless a statement is demonstrably false or misleading. Instead, the court should generally focus on ensuring that both sides have a fair opportunity to articulate their respective views to the shareholders. Ultimately, it is the

----------
   (4) See also Berkman v. Rust Craft Greeting Cards, Inc., 454 F Supp 787 (SDNY 1978) (postponing annual meeting); Gladwin v. Medfield Corp., 540 F2d 1266 (5th Cir 1976) (ordering new election); Central Foundry Co. v. Gondelman, 166 F Supp 429, 446-47 (SDNY 1958) (voiding proxies obtained through the misleading solicitation and rescheduling annual meeting); SEC v. May, 134 F Supp 247, 258 (SDNY 1955) (same), aff'd, 229 F2d 123 (2d Cir 1956); Krauth v.
Executive Telecard, Ltd., 890 F Supp 269, 297 (SDNY 1995) (requiring company to issue revised proxy statement); Lebhar Friedman, Inc. v. Movielab, Inc., Fed Sec L RepP. 93,162 (SDNY 1987) (voiding proxies obtained through misleading proxy materials and requiring corrective disclosures); Telvest, Inc. v. Wisconsin Real Estate Investment Trust, 489 F Supp 250, 255 (ED Wisc
1980) (voiding all proxies previously obtained by either side) ; Chambers v. Briggs & Stratton, 863 F Supp 900, 907 (ED Wisc 1994) (voiding proxies procured prior to issuance of the corrective disclosures).

    At oral argument and in a subsequent letter, Stilwell asserted that no court has ever ordered the type of relief sought by OTFC. Clearly Stilwell is wrong.

4 - OPINION AND ORDER
shareholders, not the court, who must decide the election. See Pantry Pride, Inc. v. Rooney, 598 F Supp 891, 901-02 (SDNY 1984).

    I lean towards this latter view, of judicial restraint. Just as there probably will never be a perfect trial, it is unlikely that there will ever be a perfect proxy contest. Simply because the court might have worded a statement differently does not necessarily make that statement false or misleading. Kennecott Copper Corp. v. Curtiss-Wright Corp., 584 F2d 1195, 1200 (2d Cir 1978). Rather, the court must consider the "total mix" of information available to the shareholders, and whether any errors are likely to affect the outcome.

    Judges also differ on whether the court should intervene before the election, or wait until afterwards. In some circumstances, intervention before the election is preferable. See, e.g., Electronic Specialty Co. v. International Controls Corp., 409 F2d 937, 947 (2d Cir 1969) ("injunctive relief at an earlier stage of the contest is apt to be the most efficacious form of remedy"); Chambers, 863 F Supp at 905-06 (that the court could later undo the damage by voiding the results of the election is not an adequate alternative when it is possible to avert the harm by providing the shareholders with the correct information and voiding any proxies procured by the misleading solicitations). In other circumstances, waiting until after the election is the preferred course. See, e.g., D&N Financial Corp. v. RCM Partners Limited Partnership, 735 F Supp 1242, 1253 (D Del 1990) (court can always set aside the results, if found to have been tainted, and order a new election); United Canso Oil & Gas, Ltd. v. Clark, 497 F Supp 111, 115 (SDNY
1980) (same).

         LEGAL STANDARD FOR ISSUANCE OF A PRELIMINARY INJUNCTION

    The classic purpose of a preliminary injunction is to preserve the status quo, or to prevent irreparable injury, pending a final determination on the merits. Chalk v. U.S. Dist.

5 - OPINION AND ORDER

Court Cent. Dist. of California, 840 F2d 701, 704 (9th Cir 1988). The moving party must show either (1) a combination of probable success on the merits and the possibility of irreparable injury, or (2) that serious questions are raised and the balance of hardships tips sharply in its favor. Id. These are not separate tests, but the outer reaches "of a single continuum." Los Angeles Memorial Coliseum Comm'n v. National Football League, 634 F2d 1197, 1201 (9th Cir 1980); Harper v. Farm Credit Admin., 628 F Supp 1030 (D Or 1985). Serious questions are those sufficiently substantial to warrant further consideration by the court and to present fair ground for litigation. See Gilder v. PGA Tour, Inc., 936 F2d 417, 422 (9th Cir 1991). If the balance of hardships tips decidedly toward the plaintiff, less likelihood of success on the merits is required. Wilson v. Watt, 703 F3d 395, 399 (9th Cir 1983). The district court must also consider the public interest, if applicable. American Motorcyclist Association v. Watt, 714 F2d 962, 965 (9th Cir 1983).

    A court must tread carefully when the effect of the preliminary injunction would be to "grant the moving party the full relief to which he might be entitled if successful at the conclusion of a trial. This is particularly true where the relief afforded, rather than preserving the status quo, completely changes it." Tanner Motor Livery, Ltd. v. Avis, Inc., 316 F2d 804, 808-09 (9th Cir 1963). See also Krauth, 890 F Supp at 287. Nevertheless, there is ample precedent acknowledging the court's authority to issue a preliminary injunction in a proxy contest. See, e.g., Chambers, 863 F Supp at 905-07.(5)

----------
   (5) To avoid this problem, I proposed to hold an immediate trial on the merits, but Stilwell declined that invitation.

6 - OPINION AND ORDER

                            DISCUSSION

I.  Likelihood of Prevailing on the Merits

    The threshold question is whether either party is likely to prevail on its claims.

    A.     OTFC's Claims Against Stilwell

    Throughout the proxy contest, Stilwell has made it clear he believes OTFC should be sold, and the sooner the better. OTFC's present management disagrees with Stilwell's plans for the company. It is not this court's province to decide which of these views is "correct" or to tell the shareholders how to vote their proxies in the upcoming election.

    What does concern this court is that the debate has gone beyond the merits of competing visions of the company's future, and descended into what, on this record, appear to be unfounded personal attacks on the integrity of the incumbent directors. It is also troubling that the state and federal courts have been used as a vehicle to mount some of these personal attacks.

    Stilwell first brought suit against director Charles Rouse, alleging that the latter "unlawfully holds the office of director of OTFC," and demanding that the court remove Rouse from office and also "impos[e] a fine against defendant, in the maximum amount permitted under law . . ." Complaint, State ex rel. Stilwell Associates, L.P. v. Rouse, Multnomah County No. 01-02-01777 (hereafter, "Rouse"). Stilwell has widely publicized these allegations, both in materials sent directly to OTFC shareholders and also in newspaper advertisements targeted at shareholders. In addition, Stilwell publicly accused other OTFC directors of misconduct for their actions regarding Rouse.

    There is a strong probability that OTFC will be able to establish, at trial, that the allegations against Rouse (and the other Board members) were not well founded. Judge Wilson recently entered summary judgment in favor of Rouse. The transcript of the oral argument makes it clear that Judge

7 - OPINION AND ORDER

Wilson did not consider it to even be a close question. During the briefing and argument in the present action, Stilwell vigorously attacked Judge Wilson's ruling, but none of his arguments gave this court any reason to doubt the correctness of her decision.

    Stilwell also filed suit against director Edward Elms, accusing him of committing a felony-- perjury--and demanding that Elms be removed from office. Stilwell Associates v. Elms, CV 01-740- JE (hereafter, "Elms"). Again, the allegations were widely publicized by Stilwell in mailings to shareholders and in newspaper advertisements. And, once again, the allegations do not appear to have been well founded. I dismissed the Elms case for lack of jurisdiction, but I would almost certainly have found in favor of Elms had there been a trial on the merits.(6)

    Stilwell argues that his statements to the shareholders, concerning these lawsuits, were not false or misleading because he accurately summarized the claims made in those lawsuits. However, Stilwell was not just "reporting" the news, he was also "making" the news that he reported. A party to a proxy contest may not escape the reach of Rule 14a-9 by filing a lawsuit containing false or misleading statements, and then quote from his own lawsuit.

         Stilwell cites Atlas Corporation v. Blasius Industries, 705 F Supp 190(D Del 1988), but it is easily distinguished. The statements in Atlas concerned a lawsuit then pending in the state court. The federal court understandably declined to pass judgment upon the merits of a case, in another court, that had yet to be decided. Here, by contrast, Judge Wilson has already ruled upon the merits of the Rouse litigation, and I have already dismissed Elms (and am well informed regarding the issues in that case).

----------
   (6) During the briefing in Elms, the parties filed extensive deposition transcripts and other materials setting forth the evidence and their respective contentions in considerable detail.

8 - OPINION AND ORDER

    Furthermore, even if Stilwell's original statements regarding the Rouse and Elms cases are regarded as true, because they accurately reported his allegations, Rule 14a-9 also applies to statements that--though true at the time they were made--have been rendered false or misleading by subsequent events. Stilwell's allegations against Rouse, Elms, and other OTFC directors clearly imply wrongdoing on their part. Even assuming that Stilwell originally advanced these allegations in good faith, the shareholders are entitled to know that the allegations have since proven to be meritless.

    Stilwell argues that his proxy statements contained adequate disclaimers, i.e., by reciting that Rouse, Elms, and OTFC denied any wrongdoing. Such disclaimers are of only limited utility. Allegations of wrongdoing frequently "stick" despite being accompanied by a denial. Indeed, the image of wrongdoing often persists even after charges are dropped or an accused is found not guilty. Moreover, Stilwell repeated these allegations on several occasions without accompanying disclaimers, or his allegations were in large type and prominent while the disclaimers were in small print and buried in a larger document. Under the circumstances, these disclaimers are not sufficient to remove the possible taint flowing from these repeated allegations of wrongdoing.

    At trial, there is a strong probability that OTFC could also show that this course of conduct by Stilwell was part of a calculated attack upon the integrity of the incumbent directors and management. This strategy is amply demonstrated by the letter from Stilwell dated August 29, 2001, which contains numerous allegations of misconduct, and also some clear misstatements or omissions.(7)

----------
   (7) For instance, Stilwell concedes that the Board members do not "automatically re-elect themselves every year" (emphasis in original) as he asserted in that letter. Stilwell's paraphrasing of Rouse's deposition testimony, concerning the reasons he liquidated his business, is also suspect. As even Stilwell concedes, the testimony was ambiguous, and could be interpreted in a manner quite different (and more favorable to Rouse) than Stilwell has portrayed. Stilwell's subsequent corrective disclosure was inadequate; the context of Rouse's statement can be determined only by examining the

9 - OPINION AND ORDER

     It might be argued that some of these misstatements, individually, are not sufficient to affect the election. However, OTFC is justifiably concerned about the cumulative effect of these statements which, when taken together, appear calculated to convey an image of impropriety on the part of the incumbent directors. The "total mix" of information presented to the shareholders has been skewed by these allegations.

     Stilwell also argues that the challenged statements are not "material" because this proxy contest will turn upon economic issues. However, that argument is undercut by Stilwell's decision to feature these allegations so prominently in communications such as the August 29 letter to the shareholders. Stilwell's own conduct demonstrates that he believed these allegations to be material.

     Stilwell's affirmative defenses merit little discussion. There is no evidence that OTFC unduly delayed bringing this action, to Stilwell's detriment. If anything, the record demonstrates that Stilwell repeatedly urged OTFC to delay filing this action. Nor would it have been improper for OTFC to delay filing this action until Judge Wilson ruled in the Rouse case; a federal judge would have been very reluctant to pass judgment on the merits of a pending state court action. For the reasons discussed more fully below, I also am unpersuaded by Stilwell's "unclean hands" defense.

     In summary, there is a strong probability that, at trial, OTFC will succeed on its claim against Stilwell for violation(s) of Rule 14a-9.

     B.   Stilwell's Claims Against OTFC

     Stilwell seeks a preliminary injunction against OTFC for alleged violations of Rule 14a-9.

----------
several pages of testimony on either side. Stilwell also overstated the facts somewhat by asserting that the Board members "award themselves free shares and free options on shares every year." The letter also repeated Stilwell's allegations of serious misconduct by Rouse and Elms.

10 - OPINION AND ORDER

             1.       Forcing a Quick Sale

      Stilwell complains about the following statements:

      ** Stilwell "want[s] to force a quick sale of Oregon Trail and its 100-year old community bank."

      ** "Joseph Stilwell, an investor from New York, and his Group want to force a sale of your Company."

      These statements do not appear to be false or misleading. On the contrary, Stilwell's own proxy materials state:

               "WE BELIEVE A VOTE FOR THE GROUP NOMINEE IS A VOTE TO BEGIN THE PROCESS TO SELL THE COMPANY."

                               * * * *

               "If elected, the Group Nominee . . . will work diligently toward a sale of the Company." Ex. 1, page 4 (Stilwell proxy materials)

               2.     Beholden to Stilwell

       Stilwell complains about the following statements:

       ** "We are concerned that Mr. Stilwell's nominee will only pursue Mr. Stilwell's personal agenda."

       **      "Padrick is beholden to the Stilwell Group."

       **      "Stilwell is asking you to vote for his handpicked director."

       These statements appear to be within the range of fair argument given the circumstances, including the relationship and financial arrangements between Stilwell and Padrick.

11 - OPINION AND ORDER

         3.  Impact of Stilwell's Lawsuits on Company Profits

    Stilwell complains about the following statement:

    ** "Without the expenses caused by Stilwell and his many lawsuits aimed at gaining control of your Company, your COMPANY'S EARNINGS WOULD HAVE INCREASED 71% [for the quarter ended March 31, 2001]"

    The record is not sufficient to make any determination regarding this statement. It is also unclear whether the parties are using the same definition of "expenses."

         4.  Seeking Reimbursement from the Company

    Stilwell complains about the following statements:

         "A Vote for Padrick Could Cost the Company Up to an Additional $300,000 in Legal Fees and Other Expenses.

         "If Padrick is elected, [T]HE GROUP INTENDS TO SEEK
         REIMBURSEMENT FROM THE COMPANY FOR THOSE EXPENSES INCURRED BY THE GROUP IN CONNECTION WITH PROXY SOLICITATION, AS WELL AS ALL EXPENSES INCURRED BY THE GROUP SINCE [November 17,
         2000]....

                              * * * *

         "THE ONLY WAY YOU CAN ENSURE THAT THE COMPANY IS NOT ALSO SADDLED WITH THE STILWELL GROUP'S EXPENSES IS TO SAY 'NO' TO ITS CANDIDATES BY VOTING FOR MANAGEMENT'S NOMINEES."

    These statements do not appear to be false or misleading. Stilwell does not deny that he intends to seek reimbursement if he prevails. Although a vote for Padrick won't guarantee that Stilwell is reimbursed--since it must still be approved by the Board--a vote against Padrick all but ensures that Stilwell won't be reimbursed. Which is all that this says.

    I conclude that Stilwell is unlikely to prevail, at trial, upon his claim that OTFC has violated Rule 14a-9. Accordingly, I deny his motion for preliminary injunction.

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13 - OPINION AND ORDER

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II.  Irreparable Harm

     Since OTFC has established that it is likely to prevail at trial on its claim that Stilwell violated Rule 14a-9, the court must decide what provisional relief, if any, to grant in advance of trial. OTFC has asked this court to void all proxies previously obtained by OTFC. The argument in favor of this remedy is that (1) the proxies were procured with the aid of false or misleading statements, so they should be thrown out, and (2) inertia (or fatigue from repeated solicitations) may deter voters from actively revoking a proxy already cast. Stilwell argues that voiding the previously obtained proxies could potentially disenfranchise the shareholders who supported him,(8) and that OTFC has not shown irreparable harm warranting immediate relief because the court can always set aside the election results following a trial.

     If the election proceeds as scheduled, there are three possible outcomes. First, Stilwell may lose, in which event the question of relief becomes largely academic. Second, Stilwell might win by such a wide margin that it would be unlikely the results were materially altered by the disputed statements. Or, lastly, the result may be very close, in which case the disputed statements might assume greater importance. In that event, however, the court has discretion to set aside the results if it concludes the outcome of the election was influenced by the violation of Rule 14a-9.

     Although it is a close question, I will deny OTFC's request to void the proxies that Stilwell has already procured. Voiding of proxies is a strong remedy generally reserved for the most egregious cases. The court's principal role in a proxy contest is to ensure that the shareholders have a fair

----------
   (8) To avoid that danger, at oral argument I suggested the possibility of invalidating all outstanding proxies and sending the shareholders a new ballot allowing them to vote for either side's candidate. However, the parties were unable to agree on what materials would accompany that ballot and other logistical issues.

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opportunity to cast an informed vote. The parties agree that a shareholder may revoke a prior proxy simply by signing and returning a new proxy. OTFC has advised the court that it plans to send shareholders proxy cards along with a request to execute the new proxy.

    It is preferable that corporate disputes be resolved in the board room, not the court room. Accordingly, my primary concern is to ensure there is sufficient time (1) for OTFC to circulate materials discussing the recent developments in this case and a proxy card, and (2) for a shareholder to mail, and the administrative entity to receive and process, a new proxy changing the shareholder's vote, if that is desired. The annual meeting has been rescheduled for October 12, which should provide sufficient time, albeit with little room to spare because of the federal holiday on October 8.

    I will not order Stilwell to send corrective disclosures at this time, although he certainly has that option. Either party may, of course, quote from or otherwise make reference to this opinion, taking care that any such references are not misleading.

    Although I have found that certain statements by Stilwell were likely false or misleading, no one should infer from this that the court endorses either side in this proxy contest. Quite the contrary, it is my desire to avoid influencing this contest, to the extent possible. Ultimately, the votes that count should be those cast by shareholders and not by judges.

                            CONCLUSION

    Stilwell's motion (# 13) for preliminary injunction is DENIED, since Stilwell has not shown that he is likely to prevail on the merits at trial. OTFC's motion (# 7) for preliminary injunction is DENIED, because OTFC has not shown that it will be irreparably harmed unless immediate relief is granted. The rescheduling of the annual meeting should allow sufficient time for the mailing of additional materials and for shareholders to alter their votes if they wish to do so.

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IT IS SO ORDERED.

Dated this 26(TH) day of September, 2001.


                                     /s/   John Jelderks
                                     --------------------------------
                                     John Jelderks
                                     UNITED STATES MAGISTRATE JUDGE



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